                                                                    EXHIBIT 99.1

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.

PREPARED:   12/24/96
--------------------
                             PRELIMINARY TERM SHEET
                             ----------------------

                                $125,595,644.60
                    HEADLANDS HOME EQUITY LOAN TRUST 1996-1
      REVOLVING HOME EQUITY LOAN ASSET-BACKED CERTIFICATES, SERIES 1996-1


                                    WAL                            Expected         Price
Class          Amount              (Yrs.)*          Window*        Maturity*        Talk         Benchmark
-------------------------------------------------------------------------------------------------------------

  A            $125,595,645              4.8          13-103            TBD        + 17 to 20      1 M LIBOR
  S            $          0**            NA               NA            TBD             NA           1.00%
-------------------------------------------------------------------------------------------------------------
Total          $125,595,645
-------------------------------------------------------------------------------------------------------------

          *  SEE "COMPUTATIONAL MATERIALS DISCLAIMER"
          ** CLASS S NOTIONAL PRINCIPAL BALANCE EQUAL TO THE CLASS A CERTIFICATE
             BALANCE.

Underwriter:                 Greenwich Capital Markets, Inc.
Seller and Servicer:         Headlands Mortgage Company
Depositor:                   Financial Asset Securities Corp.
Trustee:                     First National Bank of Chicago
Federal Tax Status:          It is anticipated that the Class A and Class S
                             Certificates (the "Certificates") will be treated
                             as debt for federal income tax purposes.
Registration:                The Certificates will be available in book-entry
                             form through DTC.
Expected Pricing Date:       December 24, 1996*
Expected Closing Date:       December 30, 1996*
Expected Settlement Date:    January 3, 1997*
Cut-off Date:                December 1, 1996
Accrued Interest:            Price will include interest accrued from the
                             Closing Date to, but not including, the Settlement
                             Date.
Accrual Period:              Interest will accrue for the first distribution on
                             January 15, 1997 from the Closing Date through
                             January 14, 1997 (actual number of days/360).
                             Thereafter, the accrual period will be from the
                             prior Distribution Date, to but not including, the
                             next subsequent Distribution Date.
Distribution Dates:          15th day of each month (or the next succeeding
                             business day), beginning January 15, 1997.
Credit Enhancement:          Overcollateralization and a surety wrap to be
                             provided by Capital Markets Assurance Corporation
                             ("CapMAC")
Expected Ratings:            Class A Certificates AAA/Aaa, S&P / Moody's (based
                             on CapMAC surety wrap);
                             Class S Certificates AAAr/Aaa, S&P / Moody's (based
                             on CapMAC surety wrap).
ERISA Eligibility:           The Certificates are not EXPECTED TO BE ERISA
                             ELIGIBLE. PROSPECTIVE INVESTORS MUST REVIEW THE
                             PROSPECTUS AND PROSPECTUS SUPPLEMENT AND CONSULT
                             WITH THEIR PROFESSIONAL ADVISORS FOR A MORE
                             DETAILED DESCRIPTION OF THESE MATTERS PRIOR TO
                             INVESTING IN THE CERTIFICATES.
SMMEA Treatment:             The Certificates will not constitute "mortgage
                             related securities" for purposes of SMMEA.
Optional Termination:        10% optional termination provision.
Prepayment Assumption:       30% CPR, 18% Draw Rate.
Mortgage Loans:              The Mortgage Loans will consist of certain
                             adjustable-rate home equity revolving credit line loans ("HELOCs") and certain fixed-rate closed-end home equity loans ("Closed-End Loans"). It is expected that Mortgage Loans (the "Initial Mortgage
                             Loans") having an aggregate principal balance of approximately $128,158,821 will be deposited into the Trust on the Closing Date. Subsequent HELOCs and Closed-End Loans may be purchased by the Trust during the first twelve months of the securitization (the "Funding Period").


*    SUBJECT TO CHANGE

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.

                        EXPECTED INITIAL MORTGAGE LOANS
                           COLLATERAL CHARACTERISTICS
                     (HELOCS AND CLOSED-END LOANS COMBINED)


                      Wtd. Avg     Max            Min
                      --------     ---            ---

       Balance:       $34,516      $238,527       $0
       WAC:           8.98%        14.25%         5.875%
       FICO:          708          815            508
       Margin:        2.69%        6.00%          0.25%
       WAM:           238 months   300 months     172 months
       CLTV:          86.91%       100%           4%
       Seasoning:     2.9 months   8 months       0 months


Parameter             %            Geographic       %
---------             -            ----------       -

   Balloon:          0%            California:   87.9%
   Fully Am:      18.2%            Washington:    3.2%
                                   Oregon:        2.6%
   5 Yr Draw:     31.0%
   15 Yr Draw:    50.8%            Total States:    11

   2nd Lien:       100%

   Single Family:   83%
   2-4 Family:       2%
   Condo:            4%
   PUD:             11%


SEE ATTACHED COLLATERAL TERM SHEETS.


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.


                            THE SELLER AND SERVICER

Headlands Mortgage Company, a California corporation, is a full service mortgage banker engaged in the business of originating, acquiring, selling and servicing residential mortgage loans secured by one- to four-family residential properties. Headlands was incorporated in California in 1986 and currently is licensed as a mortgage banker or registered, as appropriate, in 11 states (including California, Washington, Oregon, and Colorado). As of June 30, 1996, Headlands had originated over 92,000 loans, totaling over $14 billion dollars and a master servicing portfolio of over 24,000 loans totaling over $3.5 billion.


                                   THE TRUST

Headlands Home Equity
  Loan Trust 1996-1:  The Headlands Home Equity Loan Trust (the "Trust")  will consist of one class of Class A Certificates, one class of Class S Certificates (the "Offered Certificates"), and the Transferor Interest. The Cut-Off Date Trust Principal Balance will be equal to $128,158,821.02. The aggregate undivided interest in the Trust represented by the Offered Certificates, as of the Closing Date, will represent approximately 98% of the outstanding principal balances of the Trust. The remaining undivided interest in the Trust will be evidenced by the Transferor Interest (approximately 2% of the outstanding principal balances of the Trust, as of the Closing Date). The assets of the Trust will consist of HELOCs (81.8% by dollar amount, as of the Closing Date) and Closed-End Loans (18.2% by dollar amount, as of the Closing Date).

Mortgage Loan
  Amortization:       The Closed-End Loans are 15 year fully amortizing
                      fixed-rate second lien loans. Approximately 38% of the HELOCs have 5 year Draw Periods followed by a 10 year amortization period, while the other 62% have a 15 year
                      Draw Period followed by a 10 year amortization period.
                      Each outstanding HELOC principal balance is fixed at the end of the Draw Period, and then amortized over the subsequent 10 year period. Each HELOC interest rate continues to adjust (on the first of each month) over the life of the loan.

HELOC Interest Rates: 100% Prime-based, monthly re-setting HELOCs. Substantially all of the HELOCs are teased for three months, at a current rate of 5.875%, and float thereafter. The weighted average margin on the HELOCs as of the Cut-off Date is 2.69%, with the margins ranging from 0.25% to 6.00%. All of the HELOCs have an 18.00% Life Cap, and no Periodic Caps.

Prepayment Penalties: Neither the HELOCs nor the Closed-End Loans have prepayment penalties.

Invested Amount:      The "Initial Invested Amount" as of the Closing Date will
                      be equal to the Class A Certificate Principal Balance. On any Distribution Date thereafter, the "Invested Amount" will be equal to the Initial Invested Amount less all principal collections distributed to Class A
                      Certificateholders (other than Accelerated Principal
                      Distribution Amounts (defined below)).


                            THE OFFERED CERTIFICATES

Class A Certificates: The Class A Certificates will initially evidence approximately 98% of the Cut-Off Date Trust Principal Balance. The Class A Certificates receive distributions of principal in the manner described below. The Class A Certificates will receive interest on each Distribution Date based on a variable rate described more fully below.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.


Class S Certificates: The Class S Certificates will be interest-only ("IO")
                      certificates which have a notional amount equal to the outstanding Class A Certificateholder Principal Balance as of any Distribution Date. The Class S Certificates will have a fixed rate of interest (subject to limitations described below), distributed in the manner described below.


                               CREDIT ENHANCEMENT

Credit Enhancement:   The Class A Certificateholders and the Class S
                      Certificateholders will have the benefit of the following credit enhancement;
                           (a) monthly available excess spread;
                           (b) the Spread Account (described below)
                           (c) the Overcollateralization Amount (described
                               below);
                           (d) the Transferor Interest (described below);
                           (e) the Policy (described below).

Spread Account:       Pursuant to the Insurance Agreement, a spread account will be created to be held by the Trustee, for the benefit of the Class A Certificateholders, the Class S
                      Certificateholders and the Certificate Insurer. The spread account will initially be funded with a deposit equal to $1,281,588.21, or 1.00% of the Cut-Off Date Trust
                      Principal Balance. After building any required
                      Overcollateraliztion Required Amounts (as defined below), the Spread Account Balance will grow by an additional
                      $640,794.11, up to a targeted balance of $1,922,382.31, or
                      1.50% of the Cut-Off Date Trust Principal Balance (the
                      "Required Spread Account Balance"). On each Distribution
                      Date, the Spread Account will be funded with collections
                      (to the extent available) up to the Required Spread
                      Account Balance.

Over -
  collateralization:  Although it is not anticipated that any distribution of principal collections will be made to the Class A Certificateholders during the Funding Period, Class A Certificateholders will be entitled to receive distributions of excess interest collections as principal ("Accelerated Principal Distribution Amounts") up to $1,922,382.31, or 1.50% of the Cut-Off Date Trust Principal Balance, the "Required Overcollateralization Amount". This distribution of interest as principal will have the effect of accelerating the Class A Certificates relative to the underlying Trust assets. On any Distribution Date, the Overcollateralization Amount will be the Amount by which the Invested Amount exceeds the Class A Certificate Balance. On any Distribution Date in which the Invested Amount does not exceed the Class A Certificateholder balance by the Required Overcollateralization Amount, excess interest collections will be distributed as principal to the Class A Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

Transferor Interest:  The Transferor will retain approximately 2% of the Cut-Off
                      Date Trust Principal Balance, evidenced by the Transferor Interest. The Transferor Interest will be provide credit support to the Class A Certificateholders and the Class S Certificateholders, should excess spread, the Spread Account and the Overcollateralization Amount be insufficient.

The Policy:           Capital Markets Assurance Corporation will issue a
                      certificate insurance policy which will guarantee timely interest and ultimate repayment of principal to the Class
                      A Certificateholders and timely interest to the Class S
                      Certificateholders.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.


                           DISTRIBUTIONS OF PRINCIPAL

Funding Period:       The Funding Period will begin on the Closing Date and
                      continue until the Distribution Date occurring in January
                      1998. During the Funding Period, all principal collections will be reinvested in (a) additional draws on existing
                      Trust HELOCs, (b) newly originated HELOCs, or in (c) newly originated Closed-End Loans to be sold to the Trust. If cash remains after applying principal collections received during the calendar month occurring prior to the related
                      Distribution Date (each a "Collection Period") to clauses
                      (a), (b) and (c) above, those moneys will be distributed to Class A Certificateholders on each respective
                      Distribution Date during the Funding Period. As long as amounts created under clauses (a), (b) and (c) above equal or exceed principal collected during the Funding Period, no distributions of principal collections will be made to the Class A Certificateholders, unless a Rapid
                      Amortization Event has occurred (as defined below).

Managed Am. Period:   The Managed Amortization Period will begin on the
                      Distribution Date occurring in January 1998 and end on the Distribution Date occurring in December 2002. During the
                      Managed Amortization Period, the Class A
                      Certificateholders will receive the lesser of (a) the Maximum Principal Payment (as defined herein) and (b) the
                      Alternative Principal Payment (as defined herein). The
                      "Maximum Principal Payment" is equal to the Investor Fixed
                      Allocation Percentage (defined below) multiplied by principal collections for such Distribution Date. The
                      "Alternate Principal Payment" is equal to the amount (not less than zero) of principal collection for such Distribution Date less the aggregate of additional draws on existing Trust HELOCs created during such Distribution
                      Date.

Rapid Am. Period:     Commencing no later than the Distribution Date occurring
                      inJanuary 2003 (or earlier, upon the occurrence of a Rapid
                      Amortization Event (as described below)), Class A
                      Certificateholders will receive the lesser of (a) the Maximum Principal Payment and (b) the then outstanding
                      Class A Certificateholder balance.

Investor Fixed
  Allocation %:       98%.

Rapid Am. Events:     Any of the following events described below:
                           (i) failure of Transferor to remit funds required under the Pooling and Servicing Agreement or the Insurance Agreement (collectively, the Agreements");
                           (ii) failure of Transferor to observe or perform in any material respect any other covenants of either Agreement which continues unremedied for 60 days after written notice;
                           (iii) any breach of representation and warranty made by the Transferor in either Agreement which adversely affects the Certificateholders or the Certificate Insurer and is not repurchased in accordance with the provisions of the Pooling and Servicing Agreement within 60 days after written notification of such breach;
                           (iv) the bankruptcy, insolvency or receivership of the Transferor or any subsidiary or affiliate of the Transferor related to the Trust;
                           (v) the Trust becomes subject to regulation under the Investment Company Act of 1940;

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.

                           (vi) the aggregate of all draws under the Insurance Policy exceeds 1% of the Cut-Off Date Pool Balance.



                           DISTRIBUTIONS OF INTEREST

Interest
  Distributions:      Interest will be allocated to the Class A
                      Certificateholders and the Class S Certificateholders, sequentially, from the Investor Floating Allocation
                      Percentage of interest collections received with respect to such Distribution Date. The "Investor Floating
                      Allocation Percentage" for any Distribution Date is the percentage equivalent of a fraction determined by dividing
                      (a) the Invested Amount as of the close of business on the prior Distribution Date (or, in the case of the first
                      Distribution Date, as of the Closing Date) and (b) the sum of (x) the pool balance as of the beginning of the related collection period and (y) the amount of principal collected during the related Collection Period. The remainder of the interest received during the Collection
                      Period will be allocated to the Transferor Interest.

                      Interest will be distributed on the Class A Certificates at a rate equal to the lesser of (a) One Month LIBOR plus [17 to 20] basis points [0.17% to 0.20%], based on the actual number of days elapsed since the prior Distribution Date (or in the case of the Initial Distribution Date, from the Closing Date) and (b) the weighted average net available funds rate. Interest will be distributed on the Class S Certificates at a rate equal to the lesser of (a) 1.00% and (b) the weighted average net available funds rate. The "weighted average net available funds rate" is an amount equal to the weighted average of the Loan Rates minus (i) the Servicing Fee, (ii) the Insurance Premium Fee and (iii) the Trustee Fee (the three fees in total, expected to be approximately [0.71]%). Should Class A Certificateholders or Class S Certificateholders receive an interest amount based on clause (b) above (an "Available Funds Shortfall"), future remaining interest amounts to be distributed to the Transferor Interest will first be allocated to Available Funds Shortfall Amounts outstanding and unpaid, with accrued interest at the applicable Class A or Class S Certificateholder rate.


Class A
  Decrement Tables:   See attached.

Collateral
  Term Sheets:        See attached.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior information term sheet for this transaction. In addition, the information contained herein may be superseded by information contained in term sheets circulated after the date hereof and is qualified in its entirety by information contained in the Prospectus Supplement for this transaction. An offering may only be made through the delivery of a Prospectus Supplement and the related
                                  Prospectus.


                           HEADLANDS MORTGAGE COMPANY

                     DELINQUENCY AND FORECLOSURE EXPERIENCE
                               (Loss Info coming)

The following tables set forth information relating to the delinquency and foreclosure experience of Headlands for its servicing portfolio of home equity loans (including home equity loans serviced for others) as of the dates or for the periods indicated.

                           DECEMBER 31, 1994               DECEMBER 31, 1995      NOVEMBER 31, 1996
                         Loans   % of Portfolio    Loans     % of Portfolio     Loans   % of Portfolio
                         -----   --------------    -----     --------------     -----   --------------
Total $ Amount (1)      $ 5,347                   $ 4,156                      $ 4,231
Total Number             29,076       100%         27,261          100%         32,623        100%

Delinquencies
30 - 59 Days                327       1.1%            283          1.0%            426        1.3%
60 - 89 Days                 49       0.2%             62          0.2%             68        0.2%
90 Days or more              50       0.2%             47          0.2%             13        0.0%
---------------            ----       ----           ----          ----           ----        ----
Total                       426        1.5%           392          1.4%            507         1.6%

Foreclosures Pending        102        0.4%           146          0.5%            198         0.6%

(1) Dollar amount in millions; Total Portfolio has been reduced by the number of loans pending servicing release or loans in foreclosure.
(2) The past due period is based on the actual number of days that a payment is contractually past due. A loan as to which a monthly payment was due 30-59 days prior to the reporting period is considered 30-59 days past due, etc. Excludes foreclosures.

THE ATTACHED MATERIALS ARE PRIVILEGED AND CONFIDENTIAL AND INTENDED FOR
USE BY THE ADDRESSEE ONLY. THESE MATERIALS HAVE BEEN PREPARED BY GREENWICH CAPITAL MARKETS, INC. IN RELIANCE ON INFORMATION FURNISHED BY OTHER PARTIES. THEY MAY NOT BE PROVIDED TO ANY THIRD PARTY OTHER THAN THE ADDRESSEEOS LEGAL, TAX, FINANCIAL AND/OR ACCOUNTING ADVISORS FOR THE PURPOSES OF EVALUATING SAID MATERIAL.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE PROSPECTUS) RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES DISCUSSED IN THIS COMMUNICATION IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. PROSPECTIVE PURCHASERS ARE REFERRED TO THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION FOR A DEFINITIVE DESCRIPTION OF ANY MATTER DISCUSSED HEREIN. A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WHEN AVAILABLE BY CONTACTING GCMOS TRADING DESK AT (203) 625-6160.

PLEASE BE ADVISED THAT THESE SECURITIES MAY NOT BE APPROPRIATE FOR ALL INVESTORS. INVESTORS SHOULD MAKE EVERY EFFORT TO CONSIDER THE RISKS OF THESE SECURITIES.

IF YOU HAVE RECEIVED THIS COMMUNICATION IN ERROR, PLEASE NOTIFY THE SENDING PARTY IMMEDIATELY BY TELEPHONE AND SEND THE ORIGINAL TO SUCH PARTY BY MAIL.

!DESCRIPTION!    Headlands Home Equity Loan Trust 1996-1


!TITLE!          Price-Yield Sensitivity Report

!TRANCHE!                          S

!SETT_DATE!                            12/30/96
!ASSUMPTIONS_START!
Notional Balance|                  $125,595,645
Cut-off Date|                          12/01/96
Next Payment Date|                     01/15/97
Call|                                       Yes
Accrued Interest Days|                       29
Draw Rate|                              18% CPR
!ASSUMPTIONS_END!

!TABLE_DIVIDER_YES!

!COL_TITLE_START!


Flat|Price      0%_CPR          10%_CPR         20%_CPR         25%_CPR         30%_CPR         35%_CPR         40%_CPR
!COL_TITLE_END!
  -----------------------------------------------------------------------------------------------------------------------------
!TABLE_START!
       3.474092          28.857          26.193          21.649          16.626          11.387           5.880          -0.023
       3.536592          28.284          25.544          20.973          15.937          10.683           5.159          -0.766
       3.599092          27.731          24.916          20.317          15.269          10.000           4.459          -1.488
       3.661592          27.196          24.306          19.681          14.620           9.338           3.781          -2.187
!TABLE_END!

            Percentage of Original Certificate Principal Balance -
                          Amortization Schedule(1)(2)

                      Conditional Prepayment Rate (% CPR)
                      -----------------------------------


      Date                      0%         10%      20%      25%     30%     35%     40%
      ----                      --         ---      ---      ---     ---     ---     ---
 Initial Percentage ...........    100%       100%      100%    100%    100%    100%    100%
         12/15/97   ...........     98%        98%       98%     98%     98%     98%     98%
         12/15/98   ...........     98%        98%       93%     88%     70%     76%     70%
         12/15/99   ...........     98%        98%       89%     78%     50%     59%     50%
        12/15/2000  ...........     97%        98%       85%     70%     36%     46%     36%
        12/15/2001  ...........     96%        96%       81%     63%     26%     36%     26%
        12/15/2002  ...........     95%        95%       78%     57%     18%     28%     18%
        12/15/2003  ...........     94%        82%       61%     41%      0%     17%      0%
        12/15/2004  ...........     93%        69%       44%     26%      0%      0%      0%
        12/15/2005  ...........     92%        56%       27%     13%      0%      0%      0%
        12/15/2006  ...........     91%        44%       11%      0%      0%      0%      0%
        12/15/2007  ...........     89%        31%        0%      0%      0%      0%      0%
        12/15/2008  ...........     87%        19%        0%      0%      0%      0%      0%
        12/15/2009  ...........     85%         0%        0%      O%      0%      0%      0%
        12/15/2010  ...........     83%         0%        0%      0%      0%      0%      0%
        12/15/2011  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2012  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2013  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2014  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2015  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2016  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2017  ...........     42%         0%        0%      0%      0%      0%      0%
        12/15/2018  ...........     41%         0%        0%      0%      0%      0%      0%
        12/15/2019  ...........     41%         0%        0%      0%      0%      0%      0%
        12/15/2020  ...........     41%         0%        0%      0%      0%      0%      0%
        12/15/2021  ...........      0%         0%        0%      0%      0%      0%      0%
        12/15/2022  ...........      0%         0%        0%      0%      0%      0%      0%
Weighted Average Life
      Years                       17.81       9.34      7.13    5.80    3.51    4.09    3.51

(1) Assumes (i) that an optional termination is exercised when the outstanding Certificate Principal Balance is less than or equal to 10% of the Original Certificate Principal Balance and (ii) a constant draw rate of 18%.
(2) All percentages are rounded to the nearest 1%.